EXHIBIT 10.12

NEXSAN CORPORATION

[FORM OF] STOCK OPTION AGREEMENT

STOCK OPTION AGREEMENT (the “Option Agreement”), dated as of                   ,            between                                             , a                              corporation (the “Company”), and                                              (the “Optionee”).

The Company’s Board of Directors has determined that the objectives of the Company will be furthered by granting to the Optionee a stock option.

In consideration of the foregoing and of the mutual undertakings set forth in this Option Agreement, the Company and the Optionee hereby agree as follows:

SECTION 1            Grant of Option

The Company hereby grants to the Optionee a stock option (the “Option”) to purchase                          shares (the “Shares”) of common stock of the Company (“Common Stock”) exercisable at $.             per share (the “Exercise Price”).

SECTION 2            Exercisability

The Option is immediately exercisable as to all of the Shares on the date hereof.  The unexercised portion of the Option shall expire and cease to exercisable at 11:59 p.m. on the day immediately preceding the 10th anniversary of the date hereof.

SECTION 3            Method of Exercise

The Option (an Option may not be exercised for a fraction of a share) shall be deemed exercised when the Company receives:  (a) written or electronic notice of exercise on such form and in such manner as the Company may prescribe and (b) payment of the full purchase price for the number of shares being purchased.  Such payment may be made by one or a combination of the following methods: (1) by cash or (2) check.  It shall be a condition precedent to the issuance of Shares upon exercise of the Option that the Optionee shall remit to the Company an amount sufficient to satisfy all applicable withholding tax requirements.  The date of exercise of the Option shall be the date on which written notice of exercise is hand delivered to the Company, during normal business hours, at its address as provided in Section 8 of this Agreement, or, if sent electronically the date on which it is actually transmitted, during normal business hours, or if mailed, the date on which it is postmarked, provided such notice is actually received.

SECTION 4            Investment Representations

The Optionee hereby represents and warrants to and agrees with the Company as follows:

SECTION 4.1  Acquisition of Shares for Own Account.  The Optionee will acquire the Shares, if at all, pursuant to this Agreement with the Optionee’s own funds, and not with the funds of anyone else.  The Shares will be acquired, if at all, for the Optionee’s own account, not as a nominee or agent and not for the account of any other person or firm.  No one else has or will have on any exercise of the Option or any portion thereof any interest, beneficial or otherwise, in any of the Shares to be acquired on such exercise.  The Optionee is not, and prior to any exercise of the Option will not be, obligated to transfer any of the Shares or any interest therein to anyone else and the Optionee does not and will not have any agreement or understandings to do so.  The Optionee does not, and on any exercise of the Option will not, intend to subdivide the Optionee’s acquisition of any Shares with anyone.

SECTION 4.2  Shares May Be “Restricted Securities”; Certificates Representing Shares May Be Legended

The Optionee understands and agrees that:

SECTION 5.2.1  The Shares, if and when issued, may be “restricted securities,” as that term is defined in Rule 144 under the Securities Act of 1933, as amended (the “Act”), and, accordingly, the Optionee may be required to hold the Shares indefinitely unless they are registered under the Act or an exemption from such registration is available;

SECTION 5.2.2  The Company is not under any obligation to register the Shares under the Act or to comply with any exemption thereunder; and

SECTION 5.2.3  The Company shall cause legends set forth below or legends substantially equivalent thereto to be placed upon any certificates representing any Shares received by the Optionee on exercise of the Option, which legend restricts the sale, transfer or disposition of the Shares otherwise than in accordance with this Option Agreement, as well as any other legends as the Company may deem appropriate or that may be required by the Company or by the applicable state or federal securities laws:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COUNSEL SATISFACTORY TO THE ISSUER OF THESE SECURITIES, THAT SUCH REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR SUCH TRANSACTION COMPLIES WITH RULES PROMULGATED BY THE SECURITIES AND EXCHANGE COMMISSION UNDER SAID ACT.

IN ADDITION, SALE, TRANSFER, ENCUMBRANCE, HYPOTHECATION, GIFT OR OTHER DISPOSITION OR ALIENATION OF SUCH SHARES OR ANY INTEREST THEREIN IS RESTRICTED BY AND SUBJECT TO A STOCK OPTION AGREEMENT A COPY OF WHICH MAY BE INSPECTED AT THE PRINCIPAL OFFICE OF THE ISSUER AND ALL OF THE PROVISIONS OF WHICH ARE INCORPORATED BY REFERENCE IN THIS CERTIFICATE.

SECTION 4.3  Agreement to Refrain from Resales.  The Optionee agrees that, notwithstanding any provision hereof to the contrary, the Optionee shall in no event make any disposition of all or any part of or interest in the Shares and that such Shares shall not be encumbered, pledged, hypothecated, sold or transferred by the Optionee nor shall the Optionee receive any consideration for such Shares or for any interest therein from any person, unless and until prior to any proposed transfer, encumbrance, disposition, pledge, hypothecation or sale of any Shares, either (1) a registration statement under the Act with respect to such shares proposed to be transferred or otherwise disposed of shall be then effective or (2) (i) the Optionee shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, (ii) the Optionee shall have furnished the Company with an opinion of counsel in form and substance satisfactory to the Company to the effect that such disposition will not require registration of any such Shares under the Act or qualification of any such shares under any other securities law, (iii) such opinion of counsel shall have been concurred in by counsel for the Company and (iv) the Company shall have advised the Optionee of such concurrence.

SECTION 5  Right of First Refusal  Before any Shares acquired upon exercise of its Option held by Optionee or any transferee (either being sometimes referred to herein as the “Holder”) may be sold or otherwise transferred (including transfer by gift or operation of law), the Company or its assignee(s) shall have a right of first refusal to purchase the Shares on the terms and conditions set forth in this Section (the “Right of First Refusal”).

SECTION 5.1  Notice of Proposed Transfer.  The Holder of the Shares shall deliver to the Company a written notice (the “Notice”) stating: (i) the Holder’s bona fide intention to sell or otherwise transfer such Shares; (ii) the name of each proposed purchaser or other transferee (“Proposed Transferee”); (iii) the number of Shares to be transferred to each Proposed Transferee; and (iv) the bona fide cash price or other consideration for which the Holder proposes to transfer the Shares (the “Offered Price”), and the Holder shall offer the Shares at the Offered Price to the Company or its assignee(s).

SECTION 5.2  Exercise of Right of First Refusal.  At any time within thirty (30) days after receipt of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all or part of the Shares proposed to be transferred to any one or more of the Proposed Transferees, at the purchase price determined in accordance with subsection (c) below.

SECTION 5.3  Purchase Price.  The purchase price (“Purchase Price”) for the Shares purchased by the Company or its assignee(s) under this Section shall be the Offered Price.  If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Board of Directors of the Company in good faith.

SECTION 5.4  Payment.  Payment of the Purchase Price shall be made, at the option of the Company or its assignee(s), (i) by cash or check, (ii) by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or, in the case of repurchase by an assignee, to the assignee), or (iii) by any combination thereof within thirty (30) days after receipt of the Notice or in the manner and at the times set forth in the Notice.

SECTION 5.5  Holder’s Right to Transfer.  If Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section, then the Holder may sell or otherwise transfer such Shares, that are not repurchased by the Company, to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other transfer is consummated within one hundred twenty (120) days after the date of the Notice and provided further that any such sale or other transfer is effected in accordance with any applicable securities laws and the Proposed Transferee agrees in writing that the provisions of this Section shall continue to apply to the Shares in the hands of such Proposed Transferee.  If the Shares described in the Notice are not transferred to the Proposed Transferee within such period, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.

SECTION 5.6  Exception for Certain Family Transfers.  Anything to the contrary contained in this Section notwithstanding, the transfer of any or all of the Shares during the Purchaser’s lifetime or on the Purchaser’s death by will or intestacy to the Purchaser’s Immediate Family or a trust for the benefit of one or more members of the Purchaser’s Immediate Family or to a trust, partnership, limited liability company, custodianship or other fiduciary account for the benefit of the Purchaser or one or more members of the Purchaser’s Immediate Family, or the disbursement therefrom to Purchaser or one or more members of his Immediate Family, shall be exempt from the provisions of this Section, provided that the Purchaser notifies the Company in writing within thirty (30) days of said transfer.  “Immediate Family” as used herein shall mean spouse, lineal descendant or antecedent, father, mother, brother or sister.  In such case, the transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of this Agreement and there shall be no further transfer of such Shares except in accordance with the terms of this Section.

SECTION 5.7  Termination of Right of First Refusal.  The Right of First Refusal shall terminate as to any Shares upon the date of the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Act.

SECTION 6  Lock-Up Period  Optionee hereby agrees that, if so requested by the Company or any representative of the underwriters (the “Managing Underwriter”) in connection with any registration of the offering of any securities of the Company under the Securities Act, Optionee (or any transferee) shall not sell or otherwise transfer any Shares or other securities of the Company during the 180-day period (or such shorter period as may be requested in writing by the Managing Underwriter and agreed to in writing by the Company) (the “Market Standoff Period”) following the effective date of a registration statement of the Company filed under the Securities Act.  Such restriction shall apply only to the first registration statement of the Company to become effective under the Securities Act that includes securities to be sold on behalf of the Company to the public in an underwritten public offering under the Securities Act.  The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period.

SECTION 7  No Right of Employment

Nothing in this Agreement shall confer upon the Optionee the right to employment by or engagement as a service provider of the Company or affect any right which the Company may have to terminate any such employment or engagement.

SECTION 8  Notices

Any notice to be given to the Company hereunder shall be in writing and shall be addressed to                            Corporation,                                                           ,                         ,                                          , or at such other address as the Company may hereafter designate to the Optionee by notice as provided in this Section 8.  Any notice to be given to the Optionee hereunder shall be addressed to the Optionee at the address set forth beneath the Optionee’s signature hereto, or by electronic means if any facsimile number is provided beneath the Optionee’s signature hereto or at such other address as the Optionee may hereafter designate to the Company by notice as provided herein.  A notice shall be deemed to have been duly given when personally delivered or, if mailed by registered or certified mail to the party entitled to receive it, five days after the date the notice was so mailed, or if sent electronically, on the day on which it is actually transmitted.

SECTION 9  Successors and Assigns

This Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors.

SECTION 10  Governing Law

This Option Agreement shall be interpreted, construed and administered in accordance with the laws of the State of New York as they apply to contracts made, delivered and performed entirely within such state.

SECTION 11  Severability

If any provision of this Option Agreement shall hereafter be held to be invalid, unenforceable or illegal in whole or in part, in any jurisdiction under any circumstances for any reason, (i) such provision shall be reformed to the minimum extent necessary to cause such provision to be valid, enforceable and legal while preserving the intent of the parties as expressed in, and the benefits to the parties provided by, this Option Agreement and the Plan or (ii) if such provision cannot be so reformed, such provision shall be severed from this Option Agreement and an equitable adjustment shall be made to this Option Agreement (including, without limitation, addition of necessary further provisions to this Option Agreement) so as to give effect to the intent as so expressed and the benefits so provided.  Such holding shall not affect or impair the validity, enforceability or legality of such provision in any other jurisdiction or under any other circumstances.  Neither such holding nor such reformation or severance shall affect or impair the legality, validity or enforceability of any other provision of this Option Agreement or the Plan.

SECTION 12  Adjustment in Capitalization

The provisions of Section 12 of the Company’s 2001 Stock Plan (“Plan”) shall apply to the Option as if the Option were an option granted thereunder.

SECTION 13  Call Option

This Option Agreement and the Shares are subject to a Call Option Agreement of even date between Optionee and the Corporation and notwithstanding anything herein to the contrary may not be transferred unless the transferee agrees to be subject to and bound by such Call Option Agreement as to this Option Agreement or such Shares.  Optionee acknowledges that the legend set forth below or a substantially equivalent legend may be placed on any certificates representing any Shares received by Optionee on exercise of the Option, and on any certificates representing such Shares in the hands of any transferees:

THE SECURITIES REPRESENTED HEREBY ARE SUBJECT TO A CALL OPTION AGREEMENT DATED AS OF                           ,              BETWEEN THE ISSUER OF THESE SECURITIES AND OPTIONEE, AND MAY NOT BE TRANSFERRED UNLESS THE TRANSFEREE AGREES TO BE BOUND BY SUCH CALL OPTION AGREEMENT.  A COPY OF SUCH CALL OPTION AGREEMENT IS AVAILABLE AT THE PRINCIPAL OFFICE OF THE ISSUER AND ALL OF THE PROVISIONS THEREOF ARE INCORPORATED HEREIN BY REFERENCE.

SECTION 14  Voting Rights

Notwithstanding anything in this Option Agreement to the contrary, this Option may not be exercised unless the Optionee has delivered to the Company, and the Shares obtained upon exercise of this Option my not be transferred unless the transferee has delivered to the Company, an irrevocable proxy appointing the Company’s Board of Directors as the Optionee’s or transferee’s agent and attorney in fact to exercise all voting rights in the Shares for so long as there shall be outstanding, in the hands of Optionee or any transferee, the shares of common stock of the Company acquired by the Optionee under the Plan pursuant to one or more restricted stock purchase agreements.

IN WITNESS WHEREOF, the parties hereto have executed this Stock Option Agreement as of the date and year first written above.

CORPORATION

By:
Title:

OPTIONEE:

[Name]
Address: